Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

Note 10     Income Taxes

The majority of our operations are located in taxable jurisdictions, including Luxembourg, the United States and the United Kingdom. Our Luxembourg companies that file tax returns as a consolidated group generated a loss for the nine months ended September 30, 2011. Due to our cumulative losses in recent years, and the inherent uncertainty associated with the realization of taxable income in the foreseeable future, we recorded a full valuation allowance against the net operating losses generated in Luxembourg. The difference between tax expense (benefit) reported in the condensed consolidated statements of operations and tax computed at statutory rates is attributable to the valuation allowance on losses generated in Luxembourg, the provision for foreign taxes, which were principally in the United States and the United Kingdom, as well as withholding taxes on revenue earned in many of the foreign markets in which we operate.

Cash paid for income taxes, net of refunds, totaled $32.0 million and $19.5 million for the nine months ended September 30, 2010 and 2011, respectively.

As of December 31, 2010 and September 30, 2011, our gross unrecognized tax benefits were $72.0 million and $61.9 million, respectively (including interest and penalties), of which $50.6 million and $44.1 million, respectively, if recognized, would affect our effective tax rate. As of December 31, 2010 and September 30, 2011, we had recorded reserves for interest and penalties in the amount of $5.7 million and $5.8 million, respectively. We continue to recognize interest and, to the extent applicable, penalties with respect to the unrecognized tax benefits as income tax expense. Since December 31, 2010, the change in the balance of unrecognized tax benefits consisted of a decrease of $11.7 million related to prior period tax positions and an increase of $1.6 million related to current period tax positions.

During the nine months ended September 30, 2011, we released $14.3 million of liabilities related to withholding taxes resulting from certain sales in the Asia-Pacific market. These liabilities were previously recorded in accordance with FASB ASC 740, Income Taxes.

We operate in various taxable jurisdictions throughout the world and our tax returns are subject to audit and review from time to time. We consider Luxembourg, the United States and the United Kingdom to be our significant tax jurisdictions. Our Luxembourg, U.S. and U.K. subsidiaries are subject to income tax examination for periods beginning after December 31, 2004.

Within the next twelve months, we believe that there are no jurisdictions in which the outcome of unresolved tax issues or claims is likely to be material to our results of operations, financial position or cash flows.

During the nine months ended September 30, 2011, the U.S. Internal Revenue Service began its audit of Intelsat Holding Corporation for the years ended December 31, 2008 and 2009. At this point in time, it is too early to anticipate the probability of any adjustments resulting from this audit.

On September 30, 2011, certain subsidiaries of Intelsat Corp, an indirect U.S. subsidiary of Intelsat S.A., merged into Intelsat Corp. Intelsat Corp released certain state valuation allowances and recorded a tax benefit of $35.1 million as a result of these mergers.

As a result of the $20.2 million fair value adjustment related to the Horizons Holdings joint venture consolidation, we recorded a tax benefit of $7.4 million in the three and nine months ended September 30, 2011 (see Note 6—Investments—(b) Horizons Holdings).

Prior to August 20, 2004, Intelsat Corp, joined with The DIRECTV Group and General Motors Corporation in filing a consolidated U.S. federal income tax return. In April 2004, Intelsat Corp entered into a tax separation agreement with The DIRECTV Group that superseded four earlier tax-related agreements among Intelsat Corp and its subsidiaries, The DIRECTV Group and certain of its affiliates. Pursuant to the tax separation agreement, The DIRECTV Group agreed to indemnify Intelsat Corp for all federal and consolidated state and local income taxes a taxing authority may attempt to collect from Intelsat Corp regarding any liability for the federal or consolidated state or local income taxes of General Motors Corporation and The DIRECTV Group, except those income taxes Intelsat Corp is required to pay under the tax separation agreement. In addition, The DIRECTV Group agreed to indemnify Intelsat Corp for any taxes (other than those taxes described in the preceding sentence) related to any periods or portions of such periods ending on, or prior to, the day of the closing of the PanAmSat recapitalization, which occurred on August 20, 2004, in amounts equal to 80% of the first $75.0 million of such other taxes and 100% of any other taxes in excess of the first $75.0 million. As a result, Intelsat Corp's tax exposure after indemnification related to these periods is capped at $15.0 million, of which $4.0 million has been paid to date. The tax separation agreement with The DIRECTV Group is effective from August 20, 2004 until the expiration of the statute of limitations with respect to all taxes to which the tax separation agreement relates. As of December 31, 2010 and September 30, 2011, we had a tax indemnification receivable of $2.3 million.

Note 13    Income Taxes

The following table summarizes our total loss before income taxes (in thousands):

	Predecessor Entity	Successor Entity
	Period January 1, 2008 to January 31, 2008	Period February 1, 2008 to December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2010
Domestic income (loss) before income taxes	$(301,079)	$(815,303)	$114,380	$(446,738)
Foreign income (loss) before income taxes	(21,258)	(180,657)	(885,042)	(87,409)

Total loss before income taxes	$(322,337)	$(995,960)	$(770,662)	$(534,147)

The change between our pre-tax domestic and foreign income (loss) for the year ended December 31, 2009 as compared to 2010 is due primarily to our migration to Luxembourg, which occurred on December 15, 2009.

The provision for (benefit from) income taxes consisted of the following (in thousands):

	Predecessor Entity	Successor Entity
	January 1, 2008 to January 31, 2008	February 1, 2008 to January 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2010
Current income tax provision (benefit)
Domestic	$—	$—	$1,206	$(5,097)
Foreign	23,159	41,026	47,111	23,942

Total	23,159	41,026	48,317	18,845

Deferred income tax provision (benefit):
Foreign	(33,635)	(150,587)	(36,918)	(45,223)

Total	(33,635)	(150,587)	(36,918)	(45,223)

Total income tax provision (benefit):	$(10,476)	$(109,561)	$11,399	$(26,378)

The income tax provision (benefit) was different from the amount computed using the Luxembourg statutory income tax rate of 28.59% for the reasons set forth in the following table (in thousands):

	Year Ended December 31, 2009	Year Ended December 31, 2010
Expected tax benefit at Luxembourg statutory income tax rate	$(220,332)	$(152,239)
Foreign income tax differential	252,996	(166)
Nontaxable interest income	(41,368)	(45,482)
U.S. extraterritorial income exclusion tax benefit	(4,149)	5,854
Change in tax rate	8,864	(7,948)
Medicare Part D subsidy	—	2,891
Nondeductible stock compensation expense	1,316	—
Changes in unrecognized tax benefits	11,434	(17,345)
Basis difference in Wildblue	(29,066)	—
Fair market value basis adjustment on Luxembourg assets and liabilities	(687,529)	(106,477)
Changes in valuation allowance	719,801	297,365
Other	(568)	(2,831)

Total income tax provision (benefit)	$11,399	$(26,378)

The extraterritorial income exclusion benefit will be reduced in subsequent years because of changes to the federal tax law. We have certain contracts that are grandfathered under the tax law.

Because of our cumulative losses in recent years and the inherent uncertainty associated with the realization of future income in the near term, we have recorded a valuation allowance against our Luxembourg net deferred tax assets at December 31, 2009 and 2010. During 2010, Luxembourg enacted a tax rate change increasing the tax rate from 28.59% to 28.8%. The effective date of the enacted tax rate change is January 1, 2011. Due to the full valuation allowance on our Luxembourg net deferred tax assets, the rate change is not expected to impact our provision for tax expense. Our Luxembourg net operating loss includes the effect of Luxembourg GAAP to US GAAP differences, primarily related to fair value adjustments attributable to our Luxembourg Migration on December 15, 2009.

The components of the net deferred tax liability were as follows (in thousands):

	As of December 31, 2009	As of December 31, 2010
Deferred tax assets:
Accruals and advances	$3,007	$9,416
Amortizable intangible assets	673,359	558,276
Non-amortizable intangible assets	84,598	85,219
Performance incentives	44,045	39,072
Sales-type leases	20,870	16,364
Customer deposits	63,603	58,533
Debt issuance costs	8,350	4,021
Bad debt reserve	6,865	7,146
Accrued retirement benefits	96,239	100,541
Interest rate swap	19,185	27,573
Satellites and other property and equipment	67,275	77,690
Net operating loss carryforward	61,455	337,727
Capital loss carryforward	20,412	19,741
Alternative minimum tax credit carryforward	14,122	16,345
Other	10,493	13,962

Total deferred tax assets	1,193,878	1,371,626

Deferred tax liabilities:
Satellites and other property and equipment	(297,386)	(275,282)
Amortizable intangible assets	(178,527)	(160,798)
Non-amortizable intangible assets	(240,960)	(241,233)
Debt obligations	(142,527)	(28,423)
Other	(20,750)	(10,653)

Total deferred tax liabilities	(880,150)	(716,389)

Valuation allowance	(753,367)	(1,050,732)

Total net deferred tax liabilities	$(439,639)	$(395,495)

As of December 31, 2009 and 2010, our consolidated balance sheets included a deferred tax asset in the amount of $61.5 million and $337.7 million, respectively, attributable to the future benefit from the utilization of certain net operating loss carryforwards and $14.1 million and $16.3 million of deferred tax assets, respectively, attributable to the future benefit from the utilization of alternative minimum tax credit carryforwards. As of December 31, 2010, we had tax effected U.S. federal, state and foreign tax net operating loss carryforwards of $38.4 million expiring between 2017 to 2030 and tax effected Luxembourg net operating loss carryforwards of $299.3 million without expiration. These Luxembourg net operating loss carryforwards were caused primarily by our interest expense. Our alternative minimum tax credit carryforward was $16.3 million, which may be carried forward indefinitely. Our capital loss carryforward was $19.7 million, which may be carried forward for the next four years to offset capital gains. As we do not believe we will generate capital gains sufficient to offset this capital loss carryforward in the next four years, an offsetting valuation allowance has been recorded.

Our valuation allowance at December 31, 2010 was $1.1 billion, of which $19.7 million relates to our capital loss carryforwards. Almost all of the remaining valuation allowance relates to net operating loss carryforwards and deferred tax assets created by differences between US GAAP and Luxembourg GAAP. Certain of the operations of our subsidiaries are controlled by various intercompany agreements which provide these subsidiaries with predictable operating profits. Other subsidiaries, principally those that are subsidiaries of Intelsat Corp, are subject to the risks of our overall business conditions which make their earnings less predictable.

The following table summarizes the activity related to our unrecognized tax benefits (in thousands):

	2009	2010
Balance at January 1	$86,808	$86,921
Increases related to current year tax positions	6,585	5,283
Increases related to prior year tax positions	17,496	6,264
Decreases related to prior year tax positions	(10,948)	(20,686)
Expiration of statute of limitations for the assessment of taxes	(6,722)	(5,801)
Decreases related to the settlement of tax positions	(6,298)	—

Balance at December 31	$86,921	$71,981

As of December 31, 2010, our gross unrecognized tax benefits were $72.0 million (including interest and penalties), of which $50.6 million if recognized, would affect our effective tax rate. As of December 31, 2009 and 2010, we had recorded reserves for interest and penalties of $5.2 million and $5.7 million, respectively. We continue to recognize interest and, to the extent applicable, penalties with respect to the unrecognized tax benefits as income tax expense.

During 2009, we recorded additional liabilities related to withholding taxes of $13.6 million in accordance with FASB ASC 740. This includes $12.8 million of new potential exposure resulting from certain sales in the Asia-Pacific market. As of December 31, 2010, we have not received any assessments with respect to this additional exposure, and it is our intention to appeal any such assessments.

We operate in various taxable jurisdictions throughout the world and our tax returns are subject to audit and review from time to time. We consider Luxembourg, the United Kingdom and the United States to be our significant tax jurisdictions. Our Luxembourg, U.S. and U.K. companies are subject to federal, state and local income tax examination for periods after December 31, 2003. During the third quarter of 2010, the U.S. Internal Revenue Service closed an audit of Intelsat Holding Corporation and its subsidiaries for the years ended December 31, 2005 and 2006. None of the adjustments had a material impact on our results of operations, financial position or cash flows.

Within the next twelve months, we believe that there are no jurisdictions in which the outcome of unresolved tax issues or claims is likely to be material to our results of operations, financial position or cash flows.

On March 7, 2011, Intelsat Holding Corporation was notified by the Internal Revenue Service of its intent to initiate an audit for the tax years ended December 31, 2008 and 2009.

Tax Contingency

Prior to August 20, 2004, our subsidiary, Intelsat Corp, joined with The DIRECTV Group and General Motors Corporation in filing a consolidated U.S. federal income tax return. In April 2004, Intelsat Corp entered into a tax separation agreement with The DIRECTV Group that superseded four earlier tax-related agreements among Intelsat Corp and its subsidiaries, The DIRECTV Group and certain of its affiliates. Pursuant to the tax separation agreement, The DIRECTV Group agreed to indemnify Intelsat Corp for all federal and consolidated state and local income taxes a taxing authority may attempt to collect from Intelsat Corp regarding any liability for the federal or consolidated state or local income taxes of General Motors Corporation and The DIRECTV Group, except those income taxes Intelsat Corp is required to pay under the tax separation agreement. In addition, The DIRECTV Group agreed to indemnify Intelsat Corp for any taxes (other than those taxes described in the preceding sentence) related to any periods or portions of such periods ending on or prior to the day of the closing of the PanAmSat recapitalization, which occurred on August 20, 2004, in amounts equal to 80% of the first $75.0 million of such other taxes and 100% of any other taxes in excess of the first $75.0 million. As a result, Intelsat Corp's tax exposure after indemnification related to these periods is capped at $15.0 million, of which $4.0 million has been paid to date. The tax separation agreement with The DIRECTV Group is effective from August 20, 2004 until the expiration of the statute of limitations with respect to all taxes to which the tax separation agreement relates. As of December 31, 2009 and 2010, we had a tax indemnification receivable of $2.3 million.